SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 14, 2000
                                                         --------------


                        FGIC SECURITIES PURCHASE, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)



   Delaware                      0-19564               13-3633082
(State or other                (Commission          (I.R.S. Employer
 jurisdiction of               File Number)        Identification No.)
 incorporation)


                    115 Broadway, New York, New York 10006
             (Address of principal executive officers) (Zip Code)



      Registrant's telephone number, including area code: (212) 312-3000
                                                          --------------


Item 5.      Other Events

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 12, 1999 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1998; and (ii) the reference to them under Experts in the Preliminary Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of (i) $250,000,000 aggregate principal amount of Massachusetts Water Resources Authority Multi-Modal Subordinated General Revenue Refunding Bonds, 200 Series B and 2000 Series C.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

                  Item 601 of
                  Regulation S-K
                  Exhibit Reference
                  Number

                  (23)         Consents of experts and counsel:

                               (g)      Consent of KPMG LLP

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 FGIC SECURITIES PURCHASE, INC.
                                                 ------------------------------
                                                           (Registrant)




                                                 By: /s/ Carolanne Gardner
                                                     --------------------------
                                                     Name: Carolanne Gardner
                                                     Title: Vice President


Dated: January 20, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549









                         FGIC SECURITIES PURCHASE, INC.








                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED JANUARY 14, 2000









                                                 Commission File Number 0-19564

                                  Exhibit Index



Exhibit No.      Description                                               Page

(23)                Consents of experts and counsel:                        6

                             (g)     Consent of KPMG LLP